Exhibit 10.19(c)

REAFFIRMATION OF INTERCREDITOR AGREEMENT

     THIS REAFFIRMATION OF INTERCREDITOR AGREEMENT (the “Reaffirmation”) is made and dated as of the 8th day of July, 2005, by and between WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders (as that term and capitalized terms used herein are defined in the Intercreditor Agreement referred to below) under the Credit Facility Documents, and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as trustee (in such capacity, the “Noteholder Trustee”) for the holders of the Notes under the Noteholder Documents.

RECITALS

     A. Pursuant to that certain Intercreditor Agreement dated as of November 12, 2003 by and between the Administrative Agent and the Noteholder Trustee (the “Intercreditor Agreement”), the Administrative Agent, on behalf of itself and the lenders from time to time party to the Credit Agreement, and the Noteholder Trustee, on behalf of itself and the Noteholders, established certain agreements regarding the relationship of the respective credit facilities extended by them to Dollar Financial Group, Inc., a New York corporation (the “Company”).

     B. The Company, the Administrative Agent, and a group of lenders consisting of certain of the existing lenders party to the Credit Agreement together with new lenders (collectively, the “Current Lenders”) have agreed to amend the Credit Agreement in certain respects and, for convenience of reference, to restate the Credit Agreement in its entirety as set forth in that certain Third Amended and Restated Credit Agreement dated concurrently herewith by and among the Company, the Parent, the Current Lenders, the Administrative Agent, U.S. Bank National Association, as Syndication Agent, and Manufacturers and Traders Trust Company, as Documentation Agent (as amended, extended, and replaced from time to time, the “Replacement Credit Agreement”).

     C. As a condition to the effectiveness of the Replacement Credit Agreement, the Administrative Agent and the Noteholder Trustee are required to reaffirm the continuing effectiveness of the Intercreditor Agreement.

     NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the undersigned hereby agrees as follows:

AGREEMENT

     1. Reaffirmation of Intercreditor Agreement. Each of the Administrative Agent and the Noteholder Trustee hereby affirms and agrees that:

          (a) All references in the Intercreditor Agreement to the “Credit Agreement” shall be deemed references to the Replacement Credit Agreement.

          (b) The execution and delivery by the Company, the Parent, the Subsidiary Guarantors, and the Foreign Subsidiaries of the Replacement Credit Agreement and/or any Credit Facility Document delivered in connection therewith and the performance by the Company, the Parent, the Subsidiary Guarantors, and the Foreign Subsidiaries of their respective obligations under the Replacement Credit Agreement or any Credit Facility Document delivered in connection therewith shall not in any way amend, impair, invalidate or otherwise affect the terms and conditions of the Intercreditor Agreement; and

          (b) The Intercreditor Agreement remains in full force and effect.

     2. Governing Law. Notwithstanding anything contained in the Intercreditor Agreement, the parties hereto agree that as of the date of this Reaffirmation and at all times thereafter, the Intercreditor Agreement and this Reaffirmation shall be governed by and construed in accordance with the laws of the State of New York without giving effect to its choice of law rules, and that any specific reference in the Intercreditor Agreement to any provision of the laws of any other jurisdiction shall hereinafter be deemed to be a reference to the analogous provision of the laws of the State of New York, if any.

     3. Counterparts. This Reaffirmation may be executed in counterparts, which taken together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Reaffirmation to be executed as of the day and year first above written.

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By:	/s/ Alex Y. Kim

Name:	Alex Y. Kim

Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Bailee

By:	/s/ Alex Y. Kim

Name:	Alex Y. Kim

Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION,
as Noteholder Trustee

By:

Name:

Title:

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ACKNOWLEDGMENT BY COMPANY AND GUARANTORS

     Each of the undersigned Obligors hereby reaffirms its acknowledgement and agreement to the terms provisions contained in the Intercreditor Agreement (as reaffirmed) and reaffirms its agreement to be bound by the provisions thereof as they relate to the relative rights of the Benefited Parties. Each of the Obligors further reaffirms its agreement that the terms of the Intercreditor Agreement do not give any Obligor any substantive rights against any Benefited Party or the Bailee, and no Obligor shall use the violation of the Intercreditor Agreement by any party as a defense to the enforcement by any Benefited Party of any rights under the Credit Facility Documents or the Noteholder Documents.

DOLLAR FINANCIAL GROUP, INC.
ANY KIND CHECK CASHING CENTERS, INC.
CASH UNLIMITED OF ARIZONA, INC.
CHECK MART OF LOUISIANA, INC.
CHECK MART OF NEW MEXICO, INC.
CHECK MART OF PENNSYLVANIA, INC.
CHECK MART OF TEXAS, INC.
CHECK MART OF WISCONSIN, INC.
DFG CANADA, INC.
DFG INTERNATIONAL, INC.
DFG WORLD, INC.
DOLLAR FINANCIAL CORP.
DOLLAR FINANCIAL INSURANCE CORP.
FINANCIAL EXCHANGE COMPANY OF OHIO, INC.
FINANCIAL EXCHANGE COMPANY OF PENNSYLVANIA, INC.
FINANCIAL EXCHANGE COMPANY OF PITTSBURGH, INC.
FINANCIAL EXCHANGE COMPANY OF VIRGINIA, INC.
LOAN MART OF OKLAHOMA, INC.
MONETARY MANAGEMENT CORPORATION OF PENNSYLVANIA
MONETARY MANAGEMENT OF CALIFORNIA, INC.
MONETARY MANAGEMENT OF MARYLAND, INC.
MONETARY MANAGEMENT OF NEW YORK, INC.
MONEYMART, INC.
MONEY MART EXPRESS, INC.
PACIFIC RING ENTERPRISES, INC.
PD RECOVERY, INC., f/k/a QTV Holdings, Inc.

By:	/s/ Donald Gayhardt

Name:	Donald Gayhardt
Title:	President

WE THE PEOPLE USA, INC., f/k/a WTP Acquisition Corp.

By:	/s/ Donald Gayhardt

Name:	Donald Gayhardt
Title:	Executive Vice President

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